Nasdaq: HMST 3rd Quarter 2021 October 25, 2021

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, including forecasted reductions in the Company’s cost structure and future run rates, growth scenarios and performance targets and guidance with respect to loans held for investment, average deposits, net interest margin noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequent quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward- looking statements. These risks include, without limitation, changes in general political and economic conditions that impact our markets and our business, actions by the Federal Reserve Board and financial market conditions that affect monetary and fiscal policy, regulatory and legislative findings or actions that may increase capital requirements or otherwise constrain our ability to do business, including restrictions that could be imposed by our regulators on certain aspects of our operations, our growth initiatives and acquisition activities, and our capital management plan, risks related to our ability to: retain adequate key personnel to operate our business, realize the expected cost savings from restructuring activities and cost containment measures that we have undertaken or have announced, continue to expand our commercial and consumer banking operations, grow our franchise and capitalize on market opportunities, cost-effectively manage our overall growth efforts to attain the desired operational and financial outcomes, manage the losses inherent in our loan portfolio, improve long-term shareholder value through effective use of our surplus capital, make accurate estimates of the value of our non-cash assets and liabilities, maintain electronic and physical security of customer data, respond to our restrictive and complex regulatory environment and effectively respond to the changes in the global, national, state and local markets caused by or related to the COVID-19 pandemic, and the success of mitigation measures, including vaccine programs. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. Non-GAAP Financial Measures Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $27.2 million, or $1.31 per share • ROE of 14.8%, ROTCE of 15.6%(1) and ROAA of 1.48% • Efficiency ratio of 62.8%(1) • Net interest margin remained steady at 3.42% • Cost of deposits of 0.15% on September 30, 2021 • Noninterest bearing deposits: 26.8% of total deposits on September 30, 2021 • Book Value per share of $34.74 and tangible book value per share of $33.18(1) on September 30, 2021 Year to Date Results • Net income of $86.0 million, or $4.03 per share • ROE of 15.8%, ROTCE of 16.6%(1) and ROAA of 1.57% • Efficiency ratio of 61.8%(1) Other Results • Repurchased a total of 372,622 shares at an average price of $40.26 per share during the quarter. Over 7% of shares repurchased since beginning of the year. • Declared and paid a quarterly cash dividend of $0.25 per share HomeStreet’s results during the first nine months of 2021 reflect its diversified business model, the benefits of its conservative credit culture and continuing focus on operating efficiency. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on growth, profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 65 bank branches and primary offices • Total assets $7.4 billion Nasdaq: HMST

HomeStreet Turns 100 • On August 18, 2021, HomeStreet, Inc. celebrated its 100th anniversary • At that time, incorporations were either delivered by horseback, steam wheeler, or train • Of the nearly 2,900 incorporations filed that year, only 33 exist today • Things have changed much during the past century, but HomeStreet has always served its communities with the highest standards and care, surviving the Great Depression, wars, the Thrift Crisis, the Great Recession, and the current pandemic • We don’t know what challenges will face us in the future, but with our culture, employees and loyal customers we feel confident we will continue to thrive p. 4University Village Apartments, Seattle, WA

HomeStreet Bank Transformation Since the early 2010’s, HomeStreet has been executing a strategy to convert from a legacy thrift to a full-service commercial and consumer bank. This conversion focused on the development of commercial lending and deposit product lines and reducing the size of our single family mortgage operations. S & P has recently recognized our successful conversion and HomeStreet’s Global Industry Classification Standard (“GICS”) code will be changed to Regional Bank effective as of November 1, 2021. (GICS Code 40101015) Currently, HomeStreet is included in the following indeces: • S&P United States BMI Banks Index • S&P U.S. BMI Banks - Western Region • Russell 3000 • Nasdaq Composite Index As a result of the change in classification, HomeStreet may qualify for inclusion in other bank-only indices after the effective date. p. 5

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (60) Primary stand-alone insurance office (1) Primary stand-alone lending centers (5) HomeStreet p. 6 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound & Eastern WA • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

30.15 31.42 31.31 32.53 33.18 $0.45 $0.60 $0.85 $1.10 $1.35 $- $0.50 $1.00 $1.50 $2.00 $24 $26 $28 $30 $32 $34 3Q20 4Q20 1Q21 2Q21 3Q21 TBVPS Cummulative Dividends Shareholder Value and Active Capital Management Growth in Tangible Book Value per Share(1)(2) p. 7 (1) Source: Bloomberg (2) See appendix for reconciliation of non-GAAP financial measures. • TBVPS increased 26.0% since June 30, 2019 Share Repurchases

Shareholder Returns p. 8 Since IPO 5-Year 3-Year 1-Year YTD HomeStreet 298% 71% 61% 63% 24% KBW Regional Banking Index (KRX) 193% 62% 21% 97% 32% Above / (Below) KRX 105 PPT 9 PPT 40 PPT (34) PPT (8) PPT Total Shareholder Returns (1) (TSR) at a Glance (1) Source: Bloomberg

$55.7 $56.0 $54.5 $58.0 $57.5 3.20% 3.26% 3.29% 3.45% 3.42% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 9 $ Millions • Stable net interest margin • Stable funding costs • PPP loan forgiveness (11 basis point impact in 2021 Q3)

$6.97 $6.88 $6.74 $6.78 $6.72 3.66% 3.65% 3.60% 3.70% 3.65% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 3Q20 4Q20 1Q21 2Q21 3Q21 Investment Securities Loans Average Yield Interest-Earning Assets p. 10 Average Balances $ Billions Average Rate Percent

$5.19 $5.09 $4.92 $4.88 $4.68 0.62% 0.52% 0.42% 0.35% 0.33% 0.36% 0.29% 0.21% 0.16% 0.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 3Q20 4Q20 1Q21 2Q21 3Q21 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 11 $ Billions Average Rate Percent

$36.2 $44.0 $38.8 $28.2 $24.3 -$10 $0 $10 $20 $30 $40 $50 3Q20 4Q20 1Q21 2Q21 3Q21 Other Deposit Fees Loan Servicing Income Net Gain on Commercial & CRE Loan Sales Net Gain on Single Family Loan Sales Noninterest Income p. 12 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

303 566 517 561 564 512 393 377 442 340 537 573 629 624 563 414 2.67% 3.15% 5.47% 4.92% 4.80% 5.12% 4.03% 3.78% 1% 2% 3% 4% 5% 6% $200 $300 $400 $500 $600 $700 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Rate Locks Loans Closed GOS Margin Single Family Loan Sales p. 13 $ Millions

26% 26% 25% 17% 17% 10% 15% 20% 25% 30% 35% 40% 3Q20 4Q20 1Q21 2Q21 3Q21 Single Family Mortgage Banking: % of Total Revenues p. 14

30% 40% 50% 60% 70% 80% 90% 100% 200 250 300 350 400 450 500 550 600 650 700 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Impact of Closings/Locks Rate locks Loan Closings SFMB Efficiency Ratio Single Family Mortgage Banking (SFMB) Analysis p. 15 40% 50% 60% 70% 80% 90% 100% Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Efficiency Ratios SFMB Excluding SFMB Consolidated (1) SFMB expenses do not include allocation of indirect expenses. (2) See appendix for reconciliation of Non-GAAP measures.

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 16 DUS margin in 2020 and 2021 periods excludes impact of periodic credit adjustments.

$58.1 $64.8 $56.6 $52.8 $51.9 55.7 58.7 56.6 52.8 51.9 999 1,013 1,013 997 983 900 1,0 1,1 1,2 1,3 $0 $10 $20 $30 $40 $50 $60 $70 3Q20 4Q20 1Q21 2Q21 3Q21 General, Administrative and Other Information services Occupancy Compensation & Benefits Core Noninterest Expense (1) FTE Noninterest Expense p. 17 $ Millions (1) See appendix for reconciliation of non-GAAP financial measures. 2Q21 amounts include a $1.9 million recovery of legal costs.

C&I (1) 16% CRE Perm Nonowner 14% Multifamily 39% Construction All Types 10% Home Equity & Other 6% Single Family 15% Loan Portfolio p. 18 A highly diversified loan portfolio by product and geography. Multifamily 63% Industrial 7% Office 13% Retail 11% Other 6% Permanent CRE by Property Type: $3.3 Billion (1) Custom Home Construction 28% Multifamily Construction 10% CRE 3% Residential Construction 46% Land & Lots 13% Construction by Property Type: $514 Million Loan Composition: $5.4 Billion (1) - Includes owner occupied CRE

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)



6%
3%
49%
11%
5%
26%

Multifamily



13%
17%
25%
40%
3%
2%

Industrial / Warehouse



14%
15%
14%
42%
8%
7%

Office



6%
20%
34%
10%
23%
7%

Retail



15%
4%
6%
1%
74%

Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 61%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 60%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 68%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 63%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

09/30/21 Balances Outstanding Totaling $3.3 Billion

Multifamily
- Balance: $2.09B
- % of Balances: 63%
- Portfolio Avg. LTV ~ 57%[1]
- Portfolio Avg. DSCR ~ 1.36x
- Avg. Loan Size: $4.1M
- Largest Dollar Loan: $34.5M

Industrial / Warehouse
- Balance: $241M
- % of Balances: 7%
- % Owner Occupied: 52%
- Portfolio LTV ~ 49%[1]
- Portfolio Avg. DSCR ~ 1.61x
- Avg. Loan Size: $2.0M
- Largest Dollar Loan: $18.8M

Office
- Balance: $417M
- % of Balances: 13%
- % Owner Occupied: 27%
- Portfolio LTV ~ 58%[1]
- Portfolio Avg. DSCR ~ 1.70x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $23.3M

Retail
- Balance: $347M
- % of Balances: 11%
- % Owner Occupied: 19%
- Portfolio LTV ~ 53%[1]
- Portfolio Avg. DSCR ~ 1.58x
- Avg. Loan Size: $2.5M
- Largest Dollar Loan: $17.9M

Other
- Balance: $199M
- % of Balances: 6%
- % of Owner Occupied: 74%
- Portfolio LTV ~ 38%[1]
- Portfolio Avg. DSCR ~ 1.74x
- Avg. Loan Size: $2.6M
- Largest Dollar Loan: $25.3M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($67.4 million), Hotels ($31.4 million), and Churches ($22.6 million)**

(1) Property values as of origination date.

p. 19

[HomeStreet]

Construction Lending Overview

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



12%
1%
4%
1%
29%
11%
42%

Custom Home Construction



9%
29%
23%
39%

Multifamily



15%
20%
65%

CRE



17%
23%
12%
10%
30%
3%
2%
3%

Residential Construction



9%
36%
19%
5%
5%
10%
16%

Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 64%
- Liquidity and DSC covenants

CRE
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~39%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 71%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 66%

09/30/21 Balances Outstanding Totaling $514 Million

Custom Home Construction
- Balance: $143M
- Unfunded Commitments: $121M
- % of Balances: 28%
- % of Unfunded Commitments: 21%
- Avg. Loan Size: $493K
- Largest Dollar Loan: $2.0M

Multifamily
- Balance: $50M
- Unfunded Commitments: $137M
- % of Balances: 10%
- % of Unfunded Commitments: 24%
- Avg. Loan Size: $3.9M
- Largest Dollar Loan: $13.8M

CRE
- Balance: $13M
- Unfunded Commitments: $16M
- % of Balances: 3%
- % of Unfunded Commitments: 3%
- Avg. Loan Size: $4.5M
- Largest Dollar Loan: $8.7M

Residential Construction
- Balance: $239M
- Unfunded Commitments: $263M
- % of Balances: 46%
- % of Unfunded Commitments: 47%
- Avg. Loan Size: $357K
- Largest Dollar Loan: $10.3M

Land and Lots
- Balance: $69M
- Unfunded Commitments: $28M
- % of Balances: 13%
- % of Unfunded Commitments: 5%
- Avg. Loan Size: $1.0M
- Largest Dollar Loan: $4.0M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification

p. 20

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of September 30, 2021 p. 21 29% 14% 7%6% 6% 6% 5% 5% 4% 18% Health Care and Social Assistance Manufacturing Professional, Scientific and Technical Services Wholesale Trade Retail Trade Finance and Insurance Accomomodation and Food Services Construction Transportation and Warehousing All Other $435.8M

23% 23% 24% 26% 27% 57% 57% 57% 57% 57% 20% 20% 19% 17% 16% $- $1 $2 $3 $4 $5 $6 $7 3Q20 4Q20 1Q21 2Q21 3Q21 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 22 $5.82 $5.82 $6.13 $6.09 $6.36 Period End Balances $ Billions During the third quarter of 2021, consumer and business noninterest-bearing deposit accounts grew by 9% compared to the third quarter of 2020

Allocation of Allowance by Product Type p. 23 $ Thousands September 30, 2021 December 31, 2020 Allowance for Credit Losses Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $9,636 1.28% $8,845 1.07% Multifamily 5,457 0.26% 6,072 0.43% Construction/Land Development Multifamily Construction 1,044 2.08% 4,903 4.25% Commercial RE Construction 351 1.96% 1,670 6.12% Single Family Construction 6,291 2.07% 5,130 1.98% Single Family Construction to Permanent 1,062 0.74% 1,315 0.87% Total CRE Loans 23,841 0.71% 27,935 0.99% Owner Occupied CRE 5,285 1.18% 4,994 1.08% Commercial Business 14,473 4.08% 17,043 4.72% Total C&I 19,758 2.46% 22,037 2.67% Single Family 5,757 0.85% 6,906 0.85% Home Equity and Other 5,160 1.63% 7,416 1.83% Total Consumer Loans 10,917 1.10% 14,322 1.18% Total Allowance for Credit Losses $54,516 1.06% $64,294 1.33% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments Loans Held for Investment Increasing • Increases in commercial real estate • Partially offset by PPP loan forgiveness Average Deposits Increasing • Growth in consumer and business customers Net Interest Margin Stable • PPP loan forgiveness impact excluded • Cost of funds decreasing slightly • Loan yields decreasing slightly Noninterest Income Stable • Single family volume and profit margin stabilizing • Quarter to quarter variance based on timing of CRE loan sales Noninterest Expense Slightly Increasing • Expenses incurred to support loan portfolio growth • Raises in 2022, seasonality of benefit costs p. 25 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix

Loans Held for Investment Balance Trend p. 27 Balances $ Millions Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Non-owner Occupied CRE $754 14% $762 14% $766 14% $830 16% $847 16% Multifamily 2,090 39% 1,967 37% 1,521 29% 1,428 27% 1,327 25% Construction / Land Development 514 10% 484 9% 532 10% 554 11% 591 11% Total CRE Loans $3,358 63% $3,213 60% $2,819 53% $2,811 54% $2,765 52% Owner Occupied CRE $450 8% $458 8% $473 9% $467 9% $462 9% Commercial Business 436 8% 575 11% 758 14% 646 12% 684 13% Total C&I Loans $886 16% $1,033 19% $1,231 23% $1,113 21% $1,146 22% Single Family $794 15% $812 15% $875 17% $915 17% $937 18% Home Equity and Other 316 6% 335 6% 366 7% 405 18% 446 8% Total Consumer Loans $1,110 21% $1,147 21% $1,242 24% $1,320 25% $1,383 26% Total Loans Held for Investment $5,354 100% $5,393 100% $5,292 100% $5,244 100% $5,294 100%

Loan Originations and Advances Trend p. 28 Originations and Advances $ Millions Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Non-owner Occupied CRE $30 4% $14 2% $8 1% $18 2% $23 4% Multifamily 408 51% 514 56% 283 37% 354 48% 273 44% Construction / Land Development 192 24% 184 20% 166 22% 172 23% 153 25% Total CRE Loans $630 79% $711 78% $457 59% $544 74% $449 73% Owner Occupied CRE $12 1% $9 1% $33 4% $21 3% $15 2% Commercial Business 38 5% 83 9% 164 22% 41 6% 35 6% Total C&I loans $50 6% $92 10% $197 26% $62 9% $50 8% Single Family $94 11% $78 9% $95 12% $103 14% $84 14% Home Equity and Other 30 4% 30 3% 20 3% 25 3% 29 5% Total Consumer loans $124 15% $108 12% $115 15% $128 17% $113 19% Total $804 100% $912 100% $769 100% $734 100% $612 100%

[HomeStreet]

Results of Operations

$ Thousands, Except Per Share Data	Quarter Ended Sep. 30, 2021	June 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Net Interest Income	$57,484	$57,972	$54.517	$56,048	$55,684
Provision for Credit Losses	(5,000)	(4,000)	-	-	-
Noninterest Income	24,298	28,224	38,833	43,977	36,155
Noninterest Expense	51,949	52,815	56,608	64,770	58,057
Income					
Before Income Tax	34,833	37,381	36,742	35,255	33,782
Total	27,170	29,157	29,663	27,598	26,349
Income per Share – Diluted	$1.31	$1.37	$1.35	$1.25	$1.15
Core Net Income (1)					
Total	27,170	29,157	29,663	32,384	28,187
Income per Share – Diluted	$1.31	$1.37	$1.35	$1.47	$1.23
ROAA	1.48%	1.59%	1.65%	1.47%	1.40%
Core ROAA(1)	1.48%	1.59%	1.65%	1.73%	1.50%
ROAE	14.8%	16.3%	16.4%	15.3%	14.6%
ROATCE(1)	15.6%	17.2%	17.3%	16.2%	15.5%
Core ROATCE(1)	15.6%	17.2%	17.3%	19.0%	16.6%
Net Interest Margin	3.42%	3.45%	3.29%	3.26%	3.20%
Efficiency Ratio (1)	62.8%	62.8%	60.0%	56.1%	59.9%
Full-Time-Equivalent Employees	983	997	1,013	1,013	999
Tier 1 Leverage Ratio (Bank)	10.17%	9.95%	10.01%	9.79%	9.40%
Total Risk-Based Capital (Bank)	13.71%	14.36%	14.84%	14.76%	13.95%
Tier 1 Leverage Ratio (Company)	10.00%	9.78%	9.83%	9.65%	9.34%
Total Risk-Based Capital (Company)	13.01%	13.59%	14.05%	14.00%	13.33%

(1) See appendix for reconciliation of these non-GAAP financial measures.

p. 29

Selected Balance Sheet and Other Data Quarter Ended $ Thousands, except per share data Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Loans Held For Sale $395,112 $225,241 $390,223 $361,932 $421,737 Loans Held for Investment, net 5,299,741 5,332,626 5,227,727 5,179,886 5,229,477 Allowance for Credit Losses 54,516 59,897 64,047 64,294 64,892 Investment Securities 983,038 1,007,658 1,049,105 1,076,364 1,111,468 Total Assets 7,372,451 7,167,951 7,265,191 7,237,091 7,409,641 Deposits 6,359,660 6,086,527 6,131,233 5,821,559 5,815,690 Borrowings - 50,000 84,500 322,800 514,590 Long-Term Debt 125,979 125,932 125,885 125,838 125,791 Total Shareholders’ Equity 710,376 708,731 701,463 717,750 696,306 Other Data: Book Value per Share $34.74 $34.09 $32.84 $32.93 $31.66 Tangible Book Value per Share(1) $33.18 $32.53 $31.31 $31.42 $30.15 Shares Outstanding 20,446,648 20,791,659 21,360,514 21,796,904 21,994,204 Loans to Deposit Ratio 90.4% 92.3% 92.7% 96.3% 98.3% Asset Quality: ACL to Total Loans(2) 1.06%(2) 1.18%(2) 1.34%(2) 1.33%(2) 1.33%(2) ACL to Nonaccrual Loans 307.8% 287.5% 297.3% 310.3% 307.2% Nonaccrual Loans to Total Loans 0.33% 0.39% 0.41% 0.40% 0.40% Nonperforming Assets to Total Assets 0.26% 0.31% 0.32% 0.31% 0.30% Nonperforming Assets $19,196 $22,319 $23,025 $22,097 $22,084 p. 30 (1) See appendix for reconciliation of these non-GAAP financial measures. (2) The reserve ratio is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Tangible Book Value per Share Shareholders’ Equity $710,376 $708,731 $701,463 $717,750 $696,306 Less: Goodwill and Other Intangibles (32,002) (32,295) (32,587) (32,880) (33,222) Tangible Shareholders’ Equity $678,374 $676,436 $668,876 $684,870 $663,084 Common Shares Outstanding 20,446,648 20,791,659 21,360,514 21,796,904 21,994,204 Computed Amount $33.18 $32.53 $31.31 $31.42 $30.15 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $678,374 $676,436 $668,876 $684,870 $663,084 Tangible Assets Total Assets $7,372,451 $7,167,951 $7,265,191 $7,237,091 $7,409,641 Less: Goodwill and other intangibles (32,002) (32,295) (32,587) (32,880) (33,222) Net $7,340,449 $7,135,656 $7,232,604 $7,204,211 $7,376,419 Ratio 9.2% 9.5% 9.2% 9.5% 9.0% Core Net Income Net Income $27,170 $29,157 $29,663 $27,598 $26,349 Adjustments (tax effected) Restructuring and Related Charges - - - 4,786 1,838 Total $27,170 $29,157 $29,663 $32,384 $28,187 p. 31

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Return on Average Tangible Equity Average Shareholders’ Equity $726,823 $718,838 $731,719 $717,666 $716,899 Less: Average Goodwill and Other Intangibles (32,195) (32,487) (32,777) (33,103) (33,447) Average Tangible Equity $694,628 $686,351 $698,942 $684,563 $683,452 Net Income $27,170 $29,157 $29,663 $27,598 $26,349 Amortization of Core Deposit Intangibles 229 229 236 267 266 Tangible Income Applicable to Shareholders $27,399 $29,386 $29,899 $27,865 $26,615 Ratio 15.6% 17.2% 17.3% 16.2% 15.5% Return on Average Tangible Equity - Core Average Tangible Equity $694,628 $686,351 $698,942 $684,563 $683,452 Core Net Income $27,170 $29,157 $29,663 $32,384 $28,187 Adjustments Amortization of Core Deposit Intangibles 229 229 236 267 266 Tangible Core Net Income $27,399 $29,386 $29,899 $32,651 $28,453 Ratio 15.6% 17.2% 17.3% 19.0% 16.6% Return on Average Assets - Core Average Assets $7,264,933 $7,342,275 $7,310,408 $7,463,702 $7,499,809 Core Net Income $27,170 $29,157 $29,663 $32,384 $28,187 Ratio 1.48% 1.59% 1.65% 1.73% 1.50% p. 32

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Efficiency Ratio Noninterest Expense $51,949 $52,815 $56,608 $64,770 $58,057 Adjustments Restructuring Related Charges - - - (6,112) (2,357) Prepayment of FHLB Advance - - - (1,492) - Legal fees recovery - 1,900 - - - State of Washington Taxes (578) (602) (579) (1,056) (677) Adjusted Total $51,371 $54,113 $56,029 $56,110 $55,023 Total Revenues Net Interest Income $57,484 $57,972 $54,517 $56,048 $55,684 Noninterest Income $24,298 $28,224 $38,833 $43,977 $36,155 Adjustments Adjusted Total Revenues $81,782 $86,196 $93,350 $100,025 $91,839 Ratio 62.8% 62.8% 60.0% 56.1% 59.9% Core Diluted Earnings per Share Core Net Income $27,170 $29,157 $29,663 $32,384 $28,187 Fully Diluted Shares 20,819,601 21,287,974 21,961,828 22,103,902 22,877,226 Ratio $1.31 $1.37 $1.35 $1.47 $1.23 Effective Tax Rate Used in Computations Above 22.0% 22.0% 19.3% 21.7% 22.0% Core Noninterest expense Noninterest Expense $51,949 $52,815 $56,608 $64,770 $58,057 Adjustments: Restructuring Related Charges - - - (6,112) (2,357) Total $51,949 $52,815 $56,608 $58,658 $55,700 p. 33

p. 34 Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Efficiency Ratio- excluding SFL Noninterest Expense (per above) $51,371 $54,113 $56,029 $56,110 $55,023 Less: SFL direct expense* (11,347) (13,823) (16,105) (13,730) (13,804) Net 40,024 40,290 39,924 42,380 41,219 Revenue (per above) $81,782 $86,196 $93,350 $100,025 $91,839 Less: SFL Revenue (14,002) (14,630) (23,301) (26,343) (24,304) Net 67,780 71,566 70,049 73,682 67,535 Ratio 59.0% 56.3% 57.0% 57.5% 61.0% Efficiency Ratio – SFL* 81.0% 94.5% 69.1% 52.1% 56.8% *excludes allocations of indirect expenses

Non-GAAP Financial Measures (continued) p. 35 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non-GAAP measures of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. In the information above, we have provided a reconciliation of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this press release, or a reconciliation of the non-GAAP calculation of the financial measure. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios; (ii) core earnings and core noninterest expense which exclude certain charges primarily related to our discontinued operations and restructuring activities as we believe this measure is a better comparison to be used for projecting future results; and (iii) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes.